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                                                                   Exhibit 10.15


                             CONFIDENTIAL TREATMENT

                    RESEARCH COLLABORATION AND LICENSE AGREEMENT

      This Agreement is effective _________________________ , 1997 ("the
EFFECTIVE DATE") by and between Kyowa Hakko Kogyo Co. Ltd. (hereinafter referred to as "KHK"), a corporation located at 6-1 Ohtemachl, 1-Chome, Chiyoda-Ku, Tokyo. 100 Japan. and LeukoSite, Inc., a Delaware Corporation, located at 215 First Street, Cambridge, MA 02142 ("LKS").

      WHEREAS, KHK is a healthcare company which develops, manufactures, and markets pharmaceutical products for human healthcare throughout the world; and

      WHEREAS, LKS is the owner or exclusive licensee of certain technology and other proprietary, know-how related to PRODUCTS as hereinafter defined; and

      WHEREAS, KHK desires to obtain an exclusive right and license in and to such technology and proprietary know-how in the TERRITORY as hereinafter defined; and

      WHEREAS, KHK desires to support additional research in the FIELD as hereinafter defined to be conducted by LKS; and

      WHEREAS, LKS is willing to grant the exclusive right and license desired by KHK and to, conduct the research supported by KHK.

      NOW, THEREFORE, in consideration of the mutual promises and other good and valuable consideration, the parties agree as follows:

      SECTION I - DEFINITIONS.

      The terms used in this Agreement have the following meaning:


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      1.1 The term "AFFILIATE" as applied to either party shall mean any company or other legal entity other than the party in question in whatever country organized, controlling controlled by or under common control with that party.
The term "control" means ownership or control, directly or indirectly, of at least fifty percent (50%) of the outstanding stock, voting rights or the right entitled to elect or appoint directors.

      1.2 The term "AGREEMENT YEAR" shall mean the twelve month period beginning on the EFFECTIVE DATE, and each subsequent twelve (12) month period thereafter

      1.3   The term "COMPOUND" shall mean individually and collectively a
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      1.4   The term ***********************************************************
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      1.5   The term ***********************************************************
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      1.6 The term "DEVELOPMENT" shall mean the conduct of all preclinical, chemical. chemical syntheses, formulations, assays and validation, testing and development in accordance with Good Laboratory, Clinical and Manufacturing Practices insofar as the same are reasonably necessary to obtain marketing approval for a PRODUCT's first approved indication in any country and performed by either party hereto in accordance with the DEVELOPMENT PLAN.

      1.7 The term "DEVELOPMENT CANDIDATE" shall have the meaning set forth in
Section 5.9.


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      1.8 The term "DEVELOPMENT PLAN" shall mean the written description of
DEVELOPMENT for each AGREEMENT YEAR of this Agreement provided in Section 5.8.

      1.9 The term "DIAGNOSTIC PRODUCTS" shall have the meaning set forth in
Section 2.2(f).

      1.10 The term "EXTENDED TERRITORY" shall mean the entire world other than the KHK TERRITORY.

      1.11 The term "FIELD" shall mean the treatment of diseases in humans.

      1.12 The term "FIRST COMMERCIAL SALE" shall mean in each country of the TERRITORY, the first sale to a THIRD PARTY, in connection with the nationwide introduction of any PRODUCT by KHK, its AFFILIATES or SUBLICENSEES following, marketing and/or pricing approval by the appropriate governmental agency for the country in which the sale is to be made and. when governmental approval is not required, the first sale in that country in connection with the nationwide introduction of a PRODUCT in that country.

      1.13 The term "IND" shall mean an Investigational New Drug application filed with the United States Food and Drug Administration ("FDA") or a comparable application in other countries.

      1.14 The term "JOINT PATENT RIGHTS" shall have the meaning set forth in
Section 5.15(b).

      1.15 The term "KHK TERRITORY" shall mean Japan, Peoples Republic of China, Korea, Taiwan, India, Singapore, Malaysia, Cambodia, Myanamar, Philippines, Thailand, Laos, Indonesia, Vietnam and Pakistan.


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      1.16 The term "KHK PATENTS" shall mean any United States patent application, including any division, continuation, or continuation-in-part thereof and any foreign patent application or equivalent corresponding, thereto and any Letters Patent or the equivalent thereof issuing thereon or reissue, re-examination or extension thereof. including KHK's interest in JOINT PATENT RIGHTS which is owned by or licensed to KHK and in and to which KHK has a transferable interest during the term of this Agreement insofar as it contains one or more claims to KHK TECHNOLOGY.

      1.17 The term "KHK TECHNOLOGY" shall mean information and materials, including but not limited to, inventions, whether patentable or not, pharmaceutical, chemical and biological products, technical and non-technical data and information relating to the results of tests, assays, methods, and processes, and drawings, plans, diagrams and specifications and/or other documents containing such information and data owned by KHK or to which KHK has a transferable interest on the EFFECTIVE DATE and/or prior to termination of this Agreement and which are necessary or useful for the manufacture, use or sale of a PRODUCT.

      1.18 The term "LKS PATENTS" shall mean any United States patent application. including any division, continuation. or continuation-in-part thereof and any foreign patent application or equivalent corresponding thereto and any Letters Patent or the equivalent thereof issuing thereon or reissue, re-examination or extension thereof, including LKS's interest in JOINT PATENT RIGHTS which is owned by or licensed to LKS and in and to which LKS has a transferable interest during the term of this Agreement insofar as it contains one or more claims to LKS


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TECHNOLOGY. The LKS Patents in effect on the EFFECTIVE DATE are set forth in
Appendix A, attached hereto and made a part hereof.

      1.19 The term "LKS TECHNOLOGY" shall mean information and materials, including but not limited to, inventions, whether patentable or not, pharmaceutical, chemical and biological products, technical and non-technical data and information relating to the results of tests, assays, methods, and processes, and drawings, plans, diagrams and specifications and/or other documents containing such information and data owned by LKS or to which LKS has a transferable interest on the EFFECTIVE DATE and/or during the term of this AGREEMENT and which are necessary or useful for the manufacture, use or sale of a PRODUCT.

      1.20 The term "NET SALES " means the gross amount invoiced by KHK or LKS in the case of Sections 2.2(d) and 12.8, its AFFILIATES and SUBLICENSEES for sale or distribution of PRODUCT to THIRD PARTIES, less *************************
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      1.21 The term "PATENT RIGHT(S)" shall mean individually and collectively,
KHK PATENTS, LKS PATENTS and JOINT PATENT RIGHTS.

      1.22 The term "PRODUCT" shall mean any article, composition, material, method, process or service in the FIELD which is or incorporates or utilizes a COMPOUND.

      1.23 The term "RESEARCH" shall mean the research performed by either party in accordance with the RESEARCH PLAN, as amended from time to time by agreement of the parties.

      1.24 The term "RESEARCH PLAN" shall mean the written description of RESEARCH for the first AGREEMENT YEAR and for each subsequent AGREEMENT YEAR of the Research Collaboration as set forth in Appendix B attached hereto and made a part hereof.

      1.25 The term "RESEARCH TERM" shall mean the term of the Research Collaboration as set forth in Section 5.13.

      1.26 The term "SUBLICENSEE" shall mean any non-AFFILIATE THIRD PARTY licensed by KHK to make. have made, import, use or sell any PRODUCT.

      1.27  The term "TARGET" shall mean the chemokine receptor of *************
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      1.28 The term "TERRITORY" shall mean the KHK TERRITORY and the EXTENDED
TERRITORY.

      1.29 The term "THIRD PARTY(IES)" shall mean a person or entity who or which is neither a party hereto nor an AFFILIATE or SUBLICENSEE of a party hereto.

      1.30 The term "VALID CLAIM" shall mean (i) a claim of a pending patent application or (ii) a claim of an issued patent which has not lapsed or become abandoned or been declared invalid or unenforceable by a court of competent Jurisdiction or an administrative agency from which no appeal can be or is taken.

      1.31  The term "WL" shall mean the Warner Lambert Company.

      1.32 The term "WL PATENT" shall mean any United States patent application, including any division, continuation, or continuation-in-part thereof and any Foreign patent application or equivalent corresponding thereto and any Letters Patent or the equivalent thereof issuing thereon or reissue, re-examination or extension thereof, including WL's interest in joint patent rights, which JOINT PATENT RIGHTS are defined in Section 1.14 and 5.15(b) and which is owned by or licensed to WL and in and to which WL has a transferable interest during the term of this Agreement insofar as it contains one or more claims to WL TECHNOLOGY.

      1.33 The term "WL TECHNOLOGY" shall mean information and materials, including but not limited to, inventions, whether patentable or not, pharmaceutical, chemical and biological products, technical and non-technical data and information relating to the results of tests, assays, methods, and processes, and drawings, plans, diagrams and specifications


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and/or other documents containing such information and data owned by WL or to which WL has a transferable interest on the effective date of the Agreement between WL and KHK and/or during the term of any sublicense agreement with KHK and which are necessary or useful for the manufacture, use or sale of a PRODUCT.

      1.34 The use herein of the plural shall include the singular, and the use of the masculine shall include the feminine.

      SECTION 2 - GRANT.

      2.1 Unless this Agreement has already been terminated as set forth herein, upon the selection by the parties of a COMPOUND for DEVELOPMENT under Section 5.9, LKS shall grant to KHK and KHK shall accept from LKS an exclusive royalty bearing right and license for the KHK TERRITORY under LKS' interest in LKS TECHNOLOGY and LKS PATENTS to make, have made, use, sell, offer to sell or import PRODUCTS containing the selected COMPOUND or COMPOUNDS in the KHK TERRITORY but only for use in the KHK TERRITORY. At such time as KHK grants a sublicense pursuant to Section 2.2(c) and for the duration of such sublicense, the grant set forth herein shall also be applicable to the EXTENDED TERRITORY.

      2.2 (a) Subject to Paragraph 2.2(b) KHK shall be entitled to extend the license granted herein to AFFILIATES and to sublicense THIRD PARTIES but only for the KHK TERRITORY.

      In case of a license which has been extended to AFFILIATES or sublicensed to a SUBLICENSEE, such AFFILIATES and SUBLICENSEES shall be bound by all terms and conditions of this


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Agreement. KHK shall advise LKS of any such extension to AFFILIATES or sublicenses to SUBLICENSEES and provide LKS with a copy of any sublicense within sixty (60) days of execution of such sublicense.

      (b) KHK shall guarantee and be responsible for the payment of all royalties due and the making of reports under this Agreement by reason of sales of any PRODUCTS by its AFFILIATES and SUBLICENSEES and their compliance with all applicable terms of this Agreement. Performance or satisfaction of any obligations of KHK under this Agreement by any of its AFFILIATES or SUBLICENSEES shall be deemed performance or satisfaction of such obligations by KHK.

      (c)   The parties hereto acknowledge that ********************************
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      (d) During the term of this Agreement and during such time as LKS retains rights with regard to PRODUCTS in the EXTENDED TERRITORY and subject to Section 12.8, KHK will grant to LKS an exclusive sublicenseable, royalty-bearing right and license for the EXTENDED TERRITORY under KHK PATENTS and KHK TECHNOLOGY to make, have made, use, sell, offer to sell or import PRODUCTS for use in the EXTENDED TERRITORY. The royalty shall be negotiated by the parties in good faith

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      (e) For the avoidance of doubt, in the event of a sublicense by KHK to WL,
Section 2.1(a) and (b) shall be applicable to such sublicense and such sublicense shall provide for a transfer of WL TECHNOLOGY and WL PATENTS to KHK and/or LKS in the event of termination of such sublicense. In addition, the sublicense shall provide that LKS shall be a third party beneficiary of such sublicense and such sublicense shall terminate in the event this Agreement terminates.

      (f) LKS hereby grants to KHK an exclusive option during the RESEARCH TERM to negotiate an agreement to research, develop, manufacture and sell DIAGNOSTIC PRODUCTS (i.e., reagents in


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combination with COMPOUNDS for the purpose of the diagnosis of disease in humans). This option may be exercised at any time during the RESEARCH TERM on written notice to LKS. Upon receipt of such notice, the parties will negotiate for ninety (90) days thereafter, in good faith, the terms of such an agreement. If the parties cannot reach an agreement within said ninety (90) days, neither party will have any further obligation with respect to such DIAGNOSTIC PRODUCTS.

      SECTION 3 - DUE DILIGENCE.

      3.1 (a) KHK shall initiate and diligently use best efforts to develop and register PRODUCTS and continue to use its best efforts to market and sell PRODUCTS in the KHK TERRITORY and if licensed, also in the EXTENDED TERRITORY, as the case may be.

            (i) KHK shall provide written progress reports within fifteen (15) days of the 1st of January of each calendar year (ending for each particular PRODUCT with the FIRST COMMERCIAL SALE of that particular PRODUCT), indicating efforts (including research and development manpower) and progress toward achieving research tasks and DEVELOPMENT milestones described in the RESEARCH and DEVELOPMENT PLANS.

      (ii) Upon selection of a DEVELOPMENT CANDIDATE, the parties shall agree that KHK shall meet the certain milestones including the following: File an IND for one PRODUCT and Initiate Phase IIb/III Clinical Trials for one PRODUCT with the timing for meeting such milestones to be agreed upon in the DEVELOPMENT PLAN provided for in Section 5.8.


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      (b) In the event that KHK falls to meet any of its obligations under
Section 3.1 (a) with respect to PRODUCT or advises LKS that it does not have a significant interest in developing, marketing or selling a PRODUCT or does not intend to develop, market or sell a PRODUCT, LKS shall have the right and option to terminate this Agreement on sixty (60) days prior written notice.

      (c) KHK shall provide written reports to LKS on June 30th and December 31st of each year concerning the efforts being made in accordance with this Section with respect to PRODUCTS in each country of the TERRITORY. KHK shall provide LKS with any additional information reasonably requested by LKS in this respect.

      (d) As part of KHK's obligations under this Section, KHK shall provide to LKS, both prior to and after marketing PRODUCT, its marketing plans and sales forecasts for each PRODUCT to be sold in the TERRITORY and/or the EXTENDED TERRITORY, as the case may be.

      3.2 LKS will use its best efforts to complete the RESEARCH pursuant to the terms of Section 5.

      3.3 To the extent LKS TECHNOLOGY and/or PATENT RIGHTS licensed to KHK under this Agreement have been licensed by LKS from a THIRD PARTY under an agreement with such party, ("Other Party Agreement(s)"), KHK understands and agrees as follows:

            (i) The rights licensed to KHK by LKS are subject to the terms, limitations, restrictions and obligations of the Other Party Agreement(s).

            (ii) KHK will comply with the terms, obligations, limitations and restrictions of the Other Party Agreement(s), except that


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the compensation terms set forth in this Agreement shall be the only compensation payable to LKS by KHK hereunder.

      SECTION 4 - CONFIDENTIALITY AND ADVERSE EXPERIENCES.

      4.1 During the term of this Agreement, it is contemplated that each party may disclose to the other, proprietary and confidential technology, inventions. technical information, material, reagents, biological materials and the like which are owned or controlled by the party providing such information or which that party is obligated to maintain in confidence and which is designated by the party providing such information as confidential ("Confidential Information"). Each party shall have the right to refuse to accept the other party's Confidential Information. Each party agrees not to disclose and to maintain the Confidential Information in strict confidence, to cause all of its agents, representatives and employees to maintain the disclosing party's Confidential Information in confidence and not to disclose any such Confidential Information to a third party without the prior written consent of the disclosing party and not to use such Confidential Information for any purpose other than as licensed under this Agreement.

      4.2 The obligations of confidentiality will not apply to information which:

            (i) was known to the receiving party or generally known to the public prior to its disclosure hereunder through no fault of the disclosing party or any agent, representative or employee thereof, or


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            (ii) subsequently becomes known to the public by some means other than a breach of this Agreement, including publication and/or laying open to inspection of any patent applications or patents;

            (iii) is subsequently disclosed to the receiving party by a third party having a lawful right to make such disclosure and who is not under an obligation of confidentiality to the disclosing party;

            (iv) is required by law, rule, regulation or bona fide legal process to be disclosed. provided that the disclosing party takes all reasonable steps to restrict and maintain confidentiality of such disclosure and provides reasonable notice to the non-disclosing party; or

            (V)   is approved for release by the parties.

      4.3 The obligations of Section 4.1 notwithstanding, KHK or LKS, as the case may be, may disclose the Confidential Information licensed hereunder. to THIRD PARTIES who (i) need to know the same in order to secure regulatory approval for the sale of PRODUCT, (ii) who need to know the same in order to work towards the commercial development of PRODUCT, or (iii) who are approved by LKS or KHK, as the case may be, provided that such parties are bound by obligations of confidentiality and non-use at least as stringent as set forth herein.

      4.4 Each party will keep the other informed of all reports of Adverse experiences ("AE's") coming to its knowledge and possibly related to PRODUCT. All reports of AE's which are serious or unexpected shall be forwarded to the other party immediately and/or in sufficient time to properly notify the regulatory authorities.


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      SECTION 5 - RESEARCH AND DEVELOPMENT COLLABORATION.

      5.1 Object. As soon as practical after the EFFECTIVE DATE, a research and development collaboration shall be established to discover and commercialize COMPOUND(S) in the FIELD (the "Collaboration"). Each party agrees to conduct the RESEARCH and DEVELOPMENT to be performed and KHK agrees to support and fund the RESEARCH in accordance with the terms and conditions set forth below.

      5.2 Oversight of the RESEARCH

      (a) Oversight. The RESEARCH will be overseen and monitored by the Committee described herein (the "Research Committee").

      (b) Membership. Within ten (10) days of the EFFECTIVE DATE, LKS and KHK shall each appoint three (3) persons (or such other number of persons as the parties may determine) to serve on the Research Committee. Such representatives will be qualified, by reason of background and experience, to assess the scientific progress of the RESEARCH. Each party will have the right to change its representation on the Research Committee upon written notice sent to the other.

      (c) Chair. The Research Committee will be chaired by one representative of each party during each six (6) month period of the RESEARCH TERM. During the first six (6) months the Research Committee will be chaired by a representative of LKS.

      (d) Responsibilities. The Research Committee will have authority to:

            (i) review and approve the RESEARCH PLAN for each AGREEMENT YEAR prepared by LKS;


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            (ii) make recommendations regarding the performance and the conduct of the RESEARCH pursuant thereto, and monitor performance thereunder:

            (iii) modify the RESEARCH PLAN;

            (iv) review any and all proposed publications or communications relating to the Collaboration and the results therefrom. in accordance with the procedure set forth in this Section 5;

            (v) review any and all proposed filing or patent applications in connection with the RESEARCH.

      5.3 Meetings. The Research Committee will meet not less than two (2) times a year during the RESEARCH TERM of the, at such dates, times and places as agreed to by the parties. At such meetings, the Research Committee will discuss the RESEARCH and the performance under the Collaboration, evaluate the results thereof and set priorities therefor. All decisions made or actions taken by the Research Committee will be made unanimously by its members with the LKS members cumulatively having one vote and the KHK members cumulatively having one vote each. The Committee will prepare written minutes of each meeting and a written record of all decisions whether made at a formal meeting or not.

      5.4 Committee Deadlock. If there are issues on which the Research Committee cannot reach agreement because of a Deadlock (as hereinafter defined), such matters will be submitted to the President and CEO of LKS and KHK. In the event agreement cannot be reached at this level, the Deadlock shall be resolved, in good faith, by KHK.


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      For the purpose of this Section 5.4, "Deadlock" will mean, (i) with respect to any matter considered and voted upon by the Research Committee, that one party votes in favor of such matter and the other party does not vote in favor of such matter or (ii) a quorum cannot be established for the Committee to vote on a matter.

      5.5 (a) Conduct of the Collaboration. RESEARCH and DEVELOPMENT will be conducted at appropriate sites approved by the Research Committee.

      (b) LKS will be responsible for conducting the biological (i.e. molecular biology, cell biology, in vitro and in vivo pharmacology) and chemistry (i.e. screening of LKS compound libraries, synthetic chemistry, molecular modeling) research in the FIELD RESEARCH activities will also go on at KHK. The nature of these activities [eg compound/natural product library screening pharmacology, medicinal chemistry] and how and where they shall be conducted shall be determined by the Research Committee and set forth in the RESEARCH PLAN.

      5.6 (a) Conduct of Development. LKS will, at no cost to LKS, participate in DEVELOPMENT to the extent it desires to do so, provided however, that the level of LKS' participation will be defined by the Development Committee described below at the end of the research and discovery phase of the COLLABORATION.

      (b) KHK will be responsible for all preclinical and clinical development costs both within the KHK TERRITORY and in the EXTENDED TERRITORY.

      (c) KHK will have the right to assign (up to 2) KHK scientists at any one time at LKS during the collaborative period. KHK will bear all


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costs related to such scientists, excluding indirect laboratory and overhead costs.

      5.7 Development Committee. Prior to the selection of a COMPOUND for DEVELOPMENT, a Development Committee shall be established by the parties hereto. The Development Committee shall be comprised of seven (7) persons, with four (4) being appointed by KHK and the other three (3) being appointed by LKS. Such member(s) of the Development Committee may be replaced by the party appointing the member(s) with prior written notice to the other party. Any increase or decrease in the number of the members of Development Committee shall be decided by the Development Committee. All decisions of the Development Committee shall require a majority vote of all of the members of the Development Committee. Once established, the Development Committee will meet at least quarterly to evaluate and discuss the Development of PRODUCTS. The chairperson of the Development Committee will be appointed by KHK among the members of the Development Committee.

      5.8 Responsibility of the Development Committee. The purpose of the Development Committee shall be to coordinate and expedite the DEVELOPMENT of COMPOUNDS into commercially successful PRODUCTS in the TERRITORY. The parties shall establish the DEVELOPMENT PLAN setting forth the strategy, schedule and objectives for DEVELOPMENT of COMPOUNDS selected for the DEVELOPMENT of PRODUCTS in the TERRITORY and submit the plan to the Development Committee. The Development Committee shall review and revise the DEVELOPMENT strategy for such PRODUCTS.


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The DEVELOPMENT PLAN shall be updated at least annually. KHK shall keep the
Committee regularly informed and consult with the Development Committee no less frequently than quarterly with respect to KHK's clinical and regulatory activity relative to PRODUCTS.

      5.9 Selection of COMPOUNDS for DEVELOPMENT. As long as the Development Committee is in existence, the Development Committee shall be responsible for the selection of COMPOUNDS for development in the KHK TERRITORY which shall take place upon a decision to proceed to GLP Technology and other safety/PK studies required for submission of an IND or foreign equivalent ("DEVELOPMENT CANDIDATE"). The Development Committee may select any COMPOUND for DEVELOPMENT resulting from RESEARCH; provided however that such selection shall take place no later than the end of the third AGREEMENT YEAR of the Agreement or all rights granted herein and this Agreement shall terminate forthwith.

      5.10 Financial Conditions.

      (a) Support Commitment. Unless terminated prior to the end of the RESEARCH TERM during the term of the Collaboration, KHK will provide funding to LKS for
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agreed upon amount for the additional research which will be necessary if two
(2) TARGETS are selected. The aforesaid funding will be inclusive of all costs incurred by LKS implementing the RESEARCH PLAN at LKS.

      (b) Payment Schedule. The support payments set forth above will be payable by KHK annually in advance, with the First payment to be made on the
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      (c)   At the end of the First AGREEMENT YEAR KHK will pay LKS the
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      5.11 No Conflict With Research and Title to Equipment. LKS agrees that the
RESEARCH funds provided by KHK will be applied to the RESEARCH and may not, without KHK prior written approval, be used in


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support of any other research at LKS. LKS will retain title to any equipment purchased with funds provided by KHK under this Agreement, if such purchase is mutually agreed upon as part of the RESEARCH budget.

      5.12  Reports, Records and Unexpended Research Funding.

      (a) In the event LKS does not expend the amounts provided by KHK pursuant to this Section 5 for RESEARCH for an AGREEMENT YEAR during the RESEARCH TERM such amounts will be retained by LKS for use in a future AGREEMENT YEAR or YEARS; provided that any amounts not expended by the end of the RESEARCH TERM shall be repaid by LKS to KHK in the event the Agreement is terminated at that time or credited against the milestone payment set forth in Section 7.2(iii); and provided further that the total amount to be credited under this Section 5.12(a) shall not exceed a total of*********************************************
********************************************************************

      (b) LKS shall provide and submit to KHK summary reports on a semi-annual basis of the amounts expended for and a description of the work performed in RESEARCH. The records on which such reports are based may be reviewed no more than once each year, during normal business hours, by an independent auditor selected by KHK and reasonably acceptable to LKS. All information disclosed in such a review shall be deemed Confidential Information of LKS.

      5.13  Term and termination of the Research Collaboration.

      The term of the Research Collaboration will be ******************
********************************************************************************


    *Confidential treatment requested: material has been omitted and filed separately with the Commission.

Either party may request an extension of up to ************************
**************


      (a)   The initial stage ("Stage I") of the RESEARCH will *****************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
***************************************

      (b) KHK shall be entitled to terminate the RESEARCH and cease funding thereof in the event of a material breach by LKS of any of LKS's obligations and covenants hereunder following written notice of such breach to LKS. If such breach is not cured within thirty (3O) days after written notice is given by KHK to LKS specifying the breach, KHK may terminate the RESEARCH and cease funding hereunder forthwith upon written notice to LKS after expiration of such thirty
(30) day period, in which case KHK will not be responsible for any actual and noncancelable expenditures of LKS unpaid to the date of termination and the remedies set forth in this paragraph shall be KHK's sole and exclusive remedies for such breach under this Agreement.


    *Confidential treatment requested: material has been omitted and filed separately with the Commission.

      (c) In the event that the RESEARCH is terminated pursuant to Section 5.13(b), LKS's right to receive any unpaid balance otherwise committed by KHK as support commitment hereunder will become forfeited and no further payments with respect to the RESEARCH will be due to LKS by KHK except to the extent that such funds are necessary to pay actual and non-cancelable obligations of LKS accrued to that date.

      (d) LKS may terminate RESEARCH and/or DEVELOPMENT for breach by KHK of its obligations hereunder in which case this Agreement and all licenses and rights granted herein shall terminate forthwith.

      5.14 Confidentiality. In order to facilitate the operation of RESEARCH and/or DEVELOPMENT either party may disclose confidential or proprietary information owned or controlled by it to the. other. It is hereby understood and agreed that such information shall be deemed "Proprietary Information" and treated as such in accordance with Section 4 hereof.

      5.1 5 Results of the Research Collaboration.

      (a) All right, title and interest in and to any new or useful process, manufacture, compound or composition of matter, materials, Information, data, inventions and know-how, patentable or unpatentable, or any improvement thereof, conceived or first reduced to practice, or demonstrated to have utility during the conduct of the Collaboration (the "Results"), and any patent applications or patents based thereon, solely by employees or others acting on behalf of LKS shall be owned solely by LKS ("LKS Results"), and solely by employees or others acting on behalf of KHK shall be owned solely by KHK ("KHK Results").


    *Confidential treatment requested: material has been omitted and filed separately with the Commission.

      (b) The Parties recognize that, as a result of the Collaboration between KHK and LKS hereunder, certain Results may be deemed to be joint inventions, in accordance with applicable law, as both:

            (i) one or more employees or agents of LKS or any other persons obliged to assign such Results to LKS, and

            (ii) one or more employees or agents of KHK or any other persons obliged to assign such Results to KHK, are joint inventors of such Results ("Joint Results"). In that event, the Parties shall jointly own patents, inventor's certificates and applications therefor covering such Joint Results ("JOINT PATENT RIGHTS").

      (c) To the extent that any LKS Results or Joint Results are necessary to make, have made, use or sell PRODUCTS, LKS' interest in such Results shall be included in PATENT RIGHTS licensed to KHK in the TERRITORY or EXTENDED TERRITORY, as the case may be, under this Agreement. To the extent that any KHK Results or Joint Results are necessary to make, use or sell PRODUCTS. KHK's interest in such Results as well as KHK PATENTS and KHK TECHNOLOGY shall be exclusively licensed to LKS in the EXTENDED TERRITORY to the extent LKS retains rights in such TERRITORY under this Agreement.

      (d) Any Result that a party believes may involve a patentable invention or a preliminary finding of scientific significance will be promptly disclosed to the Other Party at the earliest practicable time.

      (e) There will be no publication of the Results by LKS or KHK, or any LKS or KHK employee unless the Research Committee has reviewed the proposed scientific publication concerning the Results. A party will, upon request by the other party, delay publication to enable patent rights


    *Confidential treatment requested: material has been omitted and filed separately with the Commission.

to be perfected, but in no event shall such delay exceed sixty (60) days from the time the publication was submitted to the receiving party.

      SECTION 6 - PATENTS.

      6.1 (a) Each party shall promptly advise the other party in writing of each invention arising from the Collaboration. Representatives of LKS and KHK shall then discuss whether a patent application or applications pertaining to such invention should be filed and in which countries. The titles, serial numbers and other identifying data of patent applications claiming an invention to which KHK is granted rights hereunder and filed after the EFFECTIVE DATE by mutual agreement of LKS and KHK, shall be listed in Appendix A and shall become LKS PATENTS.

      (b) LKS at its cost and expense shall file, prosecute and maintain LKS PATENTS through patent counsel selected by LKS, who shall consult with and keep KHK advised with respect thereto. provided that the costs and expenses paid by LKS for LKS PATENTS conceived or reduced to practice after the EFFECTIVE DATE will be included as part of the support commitment set forth in Section 5.10 and paid out of such funding.

      (c) After the EFFECTIVE DATE, all costs and expenses incurred under this Section with respect to JOINT PATENT RIGHTS and KHK PATENTS will be paid by KHK.

      (d) Included in patent costs are all reasonable costs for the prosecution, issuance, and maintenance of such applications and patents issuing thereon, and any divisional, continuation-in-part, reissue


    *Confidential treatment requested: material has been omitted and filed separately with the Commission.

applications or patents, patents-in-addition, patents-of-revalidation or the registrations of any patent or the like.

      (e) Notwithstanding anything in this Section, KHK may, at its discretion, elect to discontinue financial support of any patent or patent application, provided, however, that prior to taking such action, KHK will notify LKS of its intention at least ninety (90) days prior to the date on which any payment or action is due. In any country in which KHK has elected to discontinue its support of any patent application or patent. LKS, upon receiving notice, may elect at its own expense to assume all financial responsibility for the prosecution or maintenance of such patent application or patent. In such event the license of the patent or patent application will be deemed to have expired with respect to that country upon LKS's receiving notice of KHK's decision. If any such patent or patent application is based upon a Joint Result, then KHK shall promptly thereafter assign all of its rights and interest in any such patent or patent application to LKS without further cost or obligation of LKS to KHK.

      6.2 With respect to any PATENT RIGHTS, each patent application, office action, response to office action, request for terminal disclaimer, and request for reissue or reexamination of any patent issuing from any such application shall be provided to the other party sufficiently prior to the Filing of such application, response or request to allow for review and comment by such party. The owner of the patent application or patent shall have the right to take any action that in its judgment is necessary to preserve such rights.

      6.3 (a) If any of the PATENT RIGHTS under which KHK is licensed hereunder is infringed by a THIRD PARTY in the TERRITORY,


    *Confidential treatment requested: material has been omitted and filed separately with the Commission.

KHK shall have the right and option but not the obligation to bring an action for infringement, at its sole expense, against such third party in the name of LKS and/or in the name of KHK, and to LKS as a party plaintiff if required. KHK shall promptly notify LKS of any such infringement and shall keep LKS informed as to the prosecution of any action for such infringement. No settlement, consent or other voluntary final disposition of the suit which adversely affects LKS PATENTS may be entered into without the consent of LKS, which consent shall not unreasonably be withheld.

      (b) In the event that KHK shall undertake the enforcement and/or defense of the PATENT RIGHTS under which KHK is licensed hereunder by litigation any recovery of damages by KHK for any such suit shall be applied first in satisfaction of any unreimbursed expenses and legal fees of KHK relating to the suit. The balance remaining from any such recovery shall be divided equally between KHK and LKS.

      (c) In the event that KHK elects not to pursue an action for infringement, upon written notice to LKS by KHK that an unlicensed THIRD PARTY is an infringer of a VALID CLAIM of PATENT RIGHTS licensed to KHK, LKS shall have the right and option, but not the obligation at its cost and expense to initiate infringement litigation and to retain any recovered damages.

      (d) In any infringement suit either party may institute to enforce the PATENT RIGHTS pursuant to this Agreement, the other party hereto shall, at the request of the party initiating such suit, cooperate In all respects and. to the extent possible, have its employees testify when requested and make available relevant records, papers, information,


    *Confidential treatment requested: material has been omitted and filed separately with the Commission.

samples, specimens, and the like. All reasonable out-of-pocket costs incurred in connection with rendering cooperation requested hereunder shall be paid by the party requesting cooperation.

      SECTION 7 - ROYALTIES AND OTHER COMPENSATION.

      7.1 (a) KHK shall pay to LKS royalties on the annual NET SALES of PRODUCTS sold by KHK, its AFFILIATES and SUBLICENSEES in the TERRITORY as follows: ***********************************************************************
********************************************************************************
********************************************************************************

      (b) Such royalties shall be paid as set forth above by KHK, on a country by country, PRODUCT by PRODUCT, basis for a period of ****** *************** in each country of the TERRITORY from the date of FIRST COMMERCIAL SALE by KHK, its AFFILIATES and SUBLICENSEES of such PRODUCT in each such country and thereafter such PRODUCT is covered by a VALID CLAIM of a PATENT RIGHT, such royalties shall be payable until the last to expire PATENT RIGHT in such country.

      7.2 (a) Subject to Section 2.2(d), KHK shall pay the following amounts upon the occurrence of the following milestone events, which may be achieved by KHK through a SUBLICENSEE or AFFILIATE.

            (i)   **************************************************************
********************************************************************************
********************************************************************************
********************************************************************************


    *Confidential treatment requested: material has been omitted and filed separately with the Commission.

********************************************************************************
********************************************************************************
*********

            (ii)  **************************************************************
********************************************************************************
******************


            (iii) **************************************************************
********************************************************************************
******************

            (iv)  **************************************************************
********************************************************************************
******************

      (b) Should a COMPOUND and/or PRODUCT replace another compound and/or PRODUCT before such compound and/or PRODUCT reaches the market, it shall, for the purpose of milestones, enter at the next payable milestone.

      7.3(a) In the event that royalties are required to be paid by KHK to a THIRD PARTY who is not an AFFILIATE of KHK in order for KHK to make, use and sell PRODUCT without infringing such THIRD PARTY'S patents and for which royalties are also due to LKS pursuant to Paragraph 7.1 (such royalties to such THIRD PARTY are hereinafter "Other Royalties"), then ***************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************


    *Confidential treatment requested: material has been omitted and filed separately with the Commission.

********************************************************************************
************************************************************

      (b) In the event that litigation against KHK is initiated by a THIRD-PARTY charging KHK with infringement of a patent of the THIRD PARTY as a result of the manufacture, use or sale by KHK of PRODUCT covered by a PATENT RIGHT licensed hereunder KHK shall promptly notify LKS in writing.*****************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************

      7.4 KHK shall keep, and shall cause each of its AFFILIATES and SUBLICENSEES to keep. full and accurate books of account containing all particulars relevant to its sales of PRODUCTS that may be necessary for the purpose of calculating all royalties payable to LKS. Such books of account shall be kept at their principal place of business and, with all necessary supporting data shall, for the five (5) years next following the end of the calendar year to which each shall pertain, be open for inspection by an independent certified public accountant reasonably acceptable to KHK, upon reasonable notice during normal business hours at LKS's expense for the sole purpose of verifying royalty statements or compliance with this Agreement. In the event the inspection determines that royalties due LKS for any period have been underpaid by five percent (5%) or more, then KHK shall pay for all costs of the inspection. In all cases, KHK shall pay to LKS any underpaid royalties promptly and with


    *Confidential treatment requested: material has been omitted and filed separately with the Commission.

interest at the prime rate available to LKS, plus two percent (2%). All information and data reviewed in the inspection shall be used only for the purpose of verifying royalties and shall be treated as KHK Confidential Information subject to the obligations of this Agreement. No audit by an agent of LKS shall occur more frequently than once during any twelve (12) month period.

      7.5 In each year the amount of royalty due shall be calculated quarterly as of the end of each CALENDAR QUARTER (each as being the last day of an "ACCOUNTING PERIOD") and shall be paid quarterly within the thirty (30) days next following such date. Every such payment shall be supported by the accounting prescribed in Paragraph 7.6 and shall be made in United States currency. Whenever for the purpose of calculating royalties, conversion from any foreign currency shall be required. such conversion shall be at the rate of exchange published in The Wall Street Journal for the last business day of the ACCOUNTING PERIOD.

      7.6 With each quarterly payment, KHK shall deliver to LKS a full and accurate accounting to include at least the following information:

            (a) Quantity of PRODUCT subject to royalty sold (by country) by KHK, its AFFILIATES and SUBLICENSEES,

            (b) Total receipts for each PRODUCT subject to royalty (by country);

            (C)   Total royalties payable to LKS

      7.7 Royalties payable to LKS which are subject to withholding tax will be paid net of any amounts to be withheld by KHK in accordance


    *Confidential treatment requested: material has been omitted and filed separately with the Commission.

with applicable withholding provisions of the tax laws of Japan. All other payments due hereunder, except the payment provided for in Section 7.2(a)(iv) will be paid in full to LKS with no deduction for withholding taxes.

      SECTION 8 - REPRESENTATIONS AND WARRANTIES.

      8.1 Each party represents and warrants to the other party that: (i) it is free to enter into this Agreement; (ii) in so doing, it will not violate any other agreement to which it is a party; and (iii) it has taken all corporate action necessary to authorize the execution and delivery of this Agreement and the performance of its obligations under this Agreement.

      8.2   LKS hereby represents and warrants to KHK that:

      (a) It is the owner of, or is the licensee of the proprietary information related to PRODUCTS which it has provided to KHK under this Agreement, and accordingly has the right to grant licenses or sublicenses therefor;

      (b) As of the EFFECTIVE DATE, all patent applications included in LKS PATENTS are pending and have not been abandoned;

      (c) It has not entered into any agreement with any THIRD PARTY which is in conflict with the rights granted to KHK pursuant to this Agreement;

      (d) To the best of its knowledge as of the EFFECTIVE DATE there are no claims or demands which it believes can be enforced against any PRODUCTS disclosed in the LKS PATENTS in effect on the EFFECTIVE DATE;


    *Confidential treatment requested: material has been omitted and filed separately with the Commission.

      (e) To the best of its knowledge and without having made any special investigation for this purpose, the practice of any process or PRODUCT disclosed in the LKS PATENTS in effect on the EFFECTIVE DATE does not infringe upon any THIRD PARTY patents.

      8.3 EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT LKS MAKES NO REPRESENTATIONS OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OR VALIDITY OF ANY LKS PATENT OR OTHER INTELLECTUAL PROPERTY RIGHTS.

      SECTION 9 - INDEMNIFICATION AND INSURANCE.

      9.1   Indemnification by KHK

      KHK will defend, indemnify and hold harmless LKS, its AFFILIATES and licensors and their employees, agents, officers, trustees. shareholders and directors and each of them (the "LKS Indemnified Parties") from and against any and all third party claims, causes of action and costs (including reasonable attorney's fees) of any nature made or lawsuits or other proceedings filed or otherwise instituted against the LKS Indemnified Parties resulting from or arising out of this Agreement or out of the research, development, testing, manufacture, sale or use of any PRODUCT by KHK or its AFFILIATES or its SUBLICENSEES (other than those claims which result from the gross negligence or willful misconduct of an Indemnified Party.


    *Confidential treatment requested: material has been omitted and filed separately with the Commission.

      9.2   Indemnification by LKS

      LKS will defend, indemnify and hold harmless KHK, its AFFILIATES and licensors and their employees, agents, officers, trustees, shareholders and directors and each of them (the "KHK Indemnified Parties") from and against any and all third party claims, causes of action and costs (including reasonable attorney's fees) of any nature made or lawsuits or other proceedings filed or otherwise instituted against the KHK Indemnified Parties resulting from or arising out of the RESEARCH. performed by LKS or its AFFILIATES under this Agreement (other than those claims which result from the gross negligence or willful misconduct of an Indemnified Party.

      9.3   Conditions to Indemnification

      A person or entity that intends to claim indemnification under this Section (the "Indemnitee") shall promptly notify the other party (the "Indemnitor") of any loss, claim, damage, liability or action in respect of which the Indemnitee intends to claim such indemnification, and the Indemnitor shall assume the defense thereof with counsel mutually satisfactory to the Indemnitee whether or not such claim is rightfully brought; provided, however, that an Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitor if Indemnitor does not assume the defense, or if representation of such Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between such Indemnitee and any other person represented by such counsel in such proceedings. The indemnity agreement in this Section shall not apply to amounts paid in settlement of any loss, claim


    *Confidential treatment requested: material has been omitted and filed separately with the Commission.

damage, liability or action if such settlement is effected without the consent of the Indemnitor, which consent shall not be withheld or delayed unreasonably. The failure to deliver notice to the Indemnitor within a reasonable time after the commencement of any such action, only if prejudicial to its ability to defend such action, shall relieve such Indemnitor of any liability to the Indemnitee under this Section, but the omission so to deliver notice to the Indemnitor will not relieve it of any liability that it may have to any Indemnitee otherwise than under this Section. The Indemnitee under this Section, its employees and agents, shall cooperate fully with the Indemnitor and its legal representatives in the investigations of any action, claim or liability covered by this indemnification.

      9.4   Insurance

      To the extent that a party is insured for any matter which is covered by the indemnities of Section 9.1, the Indemnitees shall be named as additional insureds under any and all insurance policies and the insured party will provide evidence of such insurance upon the request of the other party.

      SECTION 10 - ASSIGNMENT; SUCCESSORS.

      10.1 This Agreement shall not be assignable by either of the parties without the prior written consent of the other party (which consent shall not be unreasonably withheld), except that either party, without the consent of the other, may assign this Agreement to a successor in interest or transferee of all or substantially all of the portion of the business to which this Agreement relates.


    *Confidential treatment requested: material has been omitted and filed separately with the Commission.

      SECTION 11 - FORCE MAJEURE.

      Neither party shall be liable to the other party for damages or loss (other than with respect to payments due LKS hereunder) occasioned by failure of performance by the defaulting party if the failure is occasioned by war, fire, explosion, flood, strike or lockout, embargo, or any similar cause beyond the control of the defaulting party, provided that the party claiming this exception has exerted all reasonable efforts to avoid or remedy such event and provided such event does not extend for more than six (6) months.

      SECTION 12 - TERMINATION.

      12.1 Except as otherwise specifically provided herein and unless sooner terminated pursuant to Sections 12.2 or 12.3 of this Agreement, this Agreement and the licenses and rights granted hereunder shall remain in full force and effect until KHK's obligations to pay royalties hereunder terminate. Upon termination of KHK's obligation to pay royalties hereunder with respect to a specific country and specific PRODUCT as to which KHK's license is then in effect, the license granted to KHK with respect to such country and such PRODUCT pursuant to Section 2.1 shall be deemed to be fully paid and KHK shall thereafter have a royalty-free right to use the PATENT RIGHTS to make, have made, use and sell such PRODUCT in such country.

      12.2 (a) Upon breach of any material provisions of this Agreement by either party to this Agreement, in the event the breach is not cured within sixty (60) days after written notice to the breaching party by the


    *Confidential treatment requested: material has been omitted and filed separately with the Commission.

other party, in addition to any other remedy it may have, the other party at its sole option may terminate this Agreement provided that such other party is not then in breach of this Agreement.

      (b) Notwithstanding anything else to the contrary, LKS's liability for any breach of this Agreement (including but not limited to any liability which results from any breach of a representation or warranty) is limited to an amount equal to the research and milestone payments received from KHK under this Agreement.

      12.3 Either party to this Agreement may, upon giving notice of termination, immediately terminate this Agreement upon receipt of notice that the other party has become insolvent or has suspended business in all material respects hereof, or has consented to an involuntary petition purporting to be pursuant to any reorganization or insolvency law of any jurisdiction, or has made an assignment for the benefit of creditors or has applied for or consented to the appointment of a receiver or trustee for a substantial part of its property.

      12.4 Upon any termination of this Agreement, KHK shall be entitled to, but shall not be obligated to finish any work-in-progress for which KHK has received firm purchase orders and to sell any completed inventory of a PRODUCT covered by this Agreement which remains on hand as of the date of the termination, so long as KHK pays to LKS the royalties applicable to subsequent sales in accordance with the same terms and conditions as set forth in this Agreement.

      12.5 The obligations of Sections 4 and 9, as well as Sections 12.4, 12.5, 12.6, 12.7, 12.8 and 13.3 shall survive any termination of this Agreement.


    *Confidential treatment requested: material has been omitted and filed separately with the Commission.

      12.6 Upon termination of this Agreement or of the rights and licenses granted to KHK in any country, KHK agrees not to use the LKS TECHNOLOGY and PATENT RIGHTS or information or technology derived therefrom for the manufacture, use or sale of PRODUCTS in any country other than those countries in which KHK retains a license under this Agreement.

      12.7 KHK agrees to use LKS TECHNOLOGY and the PATENT RIGHTS only for the manufacture, use or sale of PRODUCTS and only and to the extent licensed under this Agreement.

      12.8  During the RESEARCH TERM, ******************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************

    *Confidential treatment requested: material has been omitted and filed separately with the Commission.

********************************************************************************
********************************************************************************

      SECTION 13 - GENERAL PROVISIONS.

      13.1 The relationship between LKS and KHK is that of independent contractors. LKS and KHK are not joint venturers, partners, principal and agent master and servant, employer or employee, and have no relationship other than as independent contracting parties. LKS shall have no power to bind or obligate KHK in any manner. Likewise, KHK shall have no power to bind or, obligate LKS in any manner.

      13.2 This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and supersedes all prior agreements in this respect. There shall be no amendments or modifications to these Agreements, except by a written document which is signed by both parties.

      13.3 This Agreement shall be construed and enforced In accordance with the laws of the Commonwealth of Massachusetts, U.S.A. without reference to its choice of law principles.

      13.4 The headings in this Agreement have been inserted for the convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular or section or paragraph.

      13.5 Any delay in enforcing a party's rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of a party's right to the future enforcement of its


    *Confidential treatment requested: material has been omitted and filed separately with the Commission.

rights under this Agreement, excepting only as to an expressed written and signed waiver as to a particular matter for a particular period of time.

      13.6 In conducting any activities under this Agreement or in connection with the manufacture use or sale of PRODUCT, KHK shall comply with all applicable laws and regulations including, but not limited to, all Export Administration Regulations of the United States Department of Commerce.

      13.7 Notices. Any notices given pursuant to this Agreement shall be in writing and shall be deemed delivered upon the earlier of (i) when received at the address set forth below, or (ii) three (3) business days after mailed by certified or registered mail postage prepaid and properly addressed, with return receipt requested, or (iii) when sent, if sent, by facsimile, as confirmed by certified or registered mail. Notices shall be delivered to the respective parties as indicated:

      If To LKS:        LeukoSite, Inc.
                        215 First Street
                        Cambridge, MA 02142
                        Attn: CEO

      Copy to:          Carella, Byrne, Bain, Gilfillan,
                         Cecchi, Stewart & Olstein
                        6 Becker Farm Road
                        Roseland, New Jersey 07068
                        Fax No. (201) 994-1744
                        Attn: Donald S. Brooks. Esq.

      If To KHK:        Kyowa Kakko Kogyo Co. Ltd.
                        6-1 Ohtemachi, I-Chome, Chiyoda-Ku
                        Tokyo, 100 Japan
                        Attn: CEO


    *Confidential treatment requested: material has been omitted and filed separately with the Commission.

      13.8 Any matter or disagreement under this Agreement (other than matters involving the validity or enforceability of patents) which cannot be resolved by the parties is to be resolved by arbitration and shall be submitted to a mutually selected single arbitrator to so decide any such matter or disagreement. The arbitrator shall conduct the arbitration in accordance with the Rules of the American Arbitration Association, unless the parties agree otherwise. If the parties are unable to mutually select an arbitrator, the arbitrator shall be selected in accordance with the procedures of the American Arbitration Association. The decision and award rendered by the arbitrator shall be final and binding. Judgment upon the award may be entered in any court having Jurisdiction thereof Any arbitration pursuant to this section shall be held in Boston, Massachusetts, or such other place as may be mutually agreed upon in writing by the parties.

      13.9 This Agreement may be executed in any number of separate counterparts, each of which shall be deemed to be an original, but which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.


LEUKOSITE, INC.                     KYOWA HAKKO HOGYO CO. LTD.

By:[signature appears here]         By:[signature appears here]

Name:____________________________   Name:_____________________________
Title:___________________________   Title:____________________________


    *Confidential treatment requested: material has been omitted and filed separately with the Commission.

                             CONFIDENTIAL TREATMENT

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    *Confidential treatment requested: material has been omitted and filed separately with the Commission.